                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 1998

                                IDEX Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                     1-10235                36-3555336
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(State or other jurisdiction)     (Commission File        (I.R.S. Employer
                                       Number)              identification
                                                                   Number)

630 Dundee Road, Suite 400          Northbrook, Illinois                   60062
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                    (Address of principal executive offices)


Registrant's telephone number                                     (847) 498-7070
                             ---------------------------------------------------

Item 5.

In December 1997 IDEX Corporation ("IDEX or the Company") announced its intention to divest its Strippit and Vibratech businesses. In addition, the company realigned its historical presentation of business segments into two new groups: Pump Products and Engineered Equipment. The Company's audited financial statements and the group financial information included in IDEX's 1997 Annual Report on Form 10-K have been reclassified to reflect Strippit and Vibratech as discontinued operations and the revised group reporting structure.

As additional information to assist investors and others, attached hereto are IDEX's unaudited quarterly condensed statements of consolidated operations and group financial information for 1997 and 1996 reflecting Strippit and Vibratech as discontinued operations and the revised group reporting structure. This unaudited quarterly information should be read in conjunction with IDEX's 1997 Annual Report on Form 10-K.

                                IDEX CORPORATION
                Condensed Statements of Consolidated Operations
                    (in thousands except per share amounts)

                                                                                                1997
                                                                    ---------------------------------------------------------------
                                                                     First        Second        Third         Fourth         Full
                                                                    Quarter      Quarter       Quarter       Quarter         Year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (unaudited)
                                                                    -------------------------------------------------
Net sales                                                           $131,375     $141,976      $141,799      $137,013      $552,163
Cost of sales                                                         79,266       84,686        84,811        81,043       329,806
-----------------------------------------------------------------------------------------------------------------------------------
Gross profit                                                          52,109       57,290        56,988        55,970       222,357
Selling, general and administrative expenses                          26,259       29,189        28,345        26,795       110,588
Goodwill amortization                                                  1,884        2,135         2,075         2,080         8,174
-----------------------------------------------------------------------------------------------------------------------------------
Operating income                                                      23,966       25,966        26,568        27,095       103,595
Other income (expense) - net                                             (95)           1          (363)         (236)         (693)
Interest expense                                                       4,830        4,754         4,421         4,393        18,398
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                            19,041       21,213        21,784        22,466        84,504
Provision for income taxes                                             6,940        7,929         8,060         8,100        31,029
-----------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                     12,101       13,284        13,724        14,366        53,475
Income from discontinued operations, net of taxes                      1,294        1,711           760         1,386         5,151
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                          $ 13,395     $ 14,995      $ 14,484      $ 15,752      $ 58,626
===================================================================================================================================

Earnings Per Common Share - Basic:
Continuing operations                                               $   0.41     $   0.46      $   0.47      $   0.49      $   1.83
Discontinued operations                                                 0.05         0.05          0.03          0.05          0.18
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                          $   0.46     $   0.51      $   0.50      $   0.54      $   2.01
===================================================================================================================================

Earnings Per Common Share - Diluted:
Continuing operations                                               $   0.41     $   0.44      $   0.45      $   0.48      $   1.78
Discontinued operations                                                 0.04         0.06          0.03          0.04          0.17
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                          $   0.45     $   0.50      $   0.48      $   0.52      $   1.95
===================================================================================================================================

Share Data:
Weighted average common shares outstanding                            29,178       29,180        29,226        29,247        29,184
Weighted average common shares outstanding
     assuming full dilution                                           29,809       30,028        30,333        30,210        29,999
===================================================================================================================================


               Company and Business Group Financial Information

                                                                                                1997
                                                                    ---------------------------------------------------------------
                                                                     First        Second        Third         Fourth         Full
                                                                    Quarter      Quarter       Quarter       Quarter         Year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (unaudited)
                                                                    -------------------------------------------------
Pump Products Group(1)
  Net sales                                                         $ 64,947     $ 65,612      $ 68,274      $ 67,085      $265,918
  Operating income(2)                                                 15,452       14,500        15,397        16,094        61,443
  Operating margin                                                      23.8%        22.1%         22.6%         24.0%         23.1%
  Depreciation and amortization                                     $  2,624     $  2,708      $  2,654      $  2,207      $ 10,193
  Capital expenditures                                                 1,261        2,150         1,848         1,616         6,875

Engineered Equipment Group(1)
  Net sales                                                         $ 66,947     $ 76,312      $ 74,782      $ 70,616      $288,657
  Operating income(2)                                                 10,857       14,294        13,929        12,982        52,062
  Operating margin                                                      16.2%        18.7%         18.6%         18.4%         18.0%
  Depreciation and amortization                                     $  3,393     $  3,660      $  3,648      $  3,307      $ 14,008
  Capital expenditures                                                 1,255        1,285         1,446         2,332         6,318

Company(1)
  Net sales                                                         $131,375     $141,976      $141,799      $137,013      $552,163
  Operating income(2)                                                 23,966       25,966        26,568        27,095       103,595
  Operating margin                                                      18.2%        18.3%         18.7%         19.8%         18.8%
  Depreciation and amortization(3)                                  $  6,024     $  6,413      $  6,377      $  5,479      $ 24,293
  Capital expenditures                                                 2,521        3,709         3,347         3,985        13,562
-----------------------------------------------------------------------------------------------------------------------------------

       See following page for notes to condensed financial statements.

                                IDEX CORPORATION
                Condensed Statements of Consolidated Operations
                    (in thousands except per share amounts)

                                                                                                1996
                                                                    ---------------------------------------------------------------
                                                                     First        Second        Third         Fourth         Full
                                                                    Quarter      Quarter       Quarter       Quarter         Year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (unaudited)
                                                                    -------------------------------------------------
Net sales                                                           $109,445     $109,927      $121,065      $134,262      $474,699
Cost of sales                                                         65,591       65,755        73,449        82,830       287,625
-----------------------------------------------------------------------------------------------------------------------------------
Gross profit                                                          43,854       44,172        47,616        51,432       187,074
Selling, general and administrative expenses                          22,144       21,173        24,536        25,364        93,217
Goodwill amortization                                                  1,206        1,207         1,798         2,030         6,241
-----------------------------------------------------------------------------------------------------------------------------------
Operating income                                                      20,504       21,792        21,282        24,038        87,616
Other income (expense) - net                                               5         (121)          (19)         (561)         (696)
Interest expense                                                       3,773        3,632         4,953         5,118        17,476
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                            16,736       18,039        16,310        18,359        69,444
Provision for income taxes                                             6,038        6,337         5,848         6,797        25,020
-----------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                     10,698       11,702        10,462        11,562        44,424
Income from discontinued operations, net of taxes                      1,516          960         1,366         1,932         5,774
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                          $ 12,214     $ 12,662      $ 11,828      $ 13,494      $ 50,198
===================================================================================================================================

Earnings Per Common Share - Basic:
Continuing operations                                               $   0.37     $   0.41      $   0.36      $   0.40      $   1.54
Discontinued operations                                                 0.06         0.03          0.05          0.07          0.20
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                          $   0.43     $   0.44      $   0.41      $   0.47      $   1.74
===================================================================================================================================

Earnings Per Common Share - Diluted:
Continuing operations                                               $   0.36     $   0.39      $   0.35      $   0.39      $   1.49
Discontinued operations                                                 0.05         0.04          0.05          0.06          0.20
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                          $   0.41     $   0.43      $   0.40      $   0.45      $   1.69
===================================================================================================================================

Share Data:
Weighted average common shares outstanding                            28,709       28,761        28,902        28,917        28,818
Weighted average common shares outstanding
     assuming full dilution                                           29,726       29,735        29,735        29,711        29,779
===================================================================================================================================


               Company and Business Group Financial Information

                                                                                                1996
                                                                    ---------------------------------------------------------------
                                                                     First        Second        Third         Fourth         Full
                                                                    Quarter      Quarter       Quarter       Quarter         Year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (unaudited)
                                                                    -------------------------------------------------
Pump Products Group(1)
  Net sales                                                         $ 61,996     $ 61,935      $ 61,110      $ 60,579      $245,620
  Operating income(2)                                                 13,583       14,174        13,196        14,176        55,129
  Operating margin                                                      21.9%        22.9%         21.6%         23.4%         22.4%
  Depreciation and amortization                                     $  2,534     $  2,486      $  2,516      $  1,973      $  9,509
  Capital expenditures                                                   918        1,842         1,214         1,201         5,175

Engineered Equipment Group(1)
  Net sales                                                         $ 47,693     $ 47,854      $ 60,386      $ 74,185      $230,118
  Operating income(2)                                                  9,177        9,349        10,553        11,886        40,965
  Operating margin                                                      19.2%        19.5%         17.5%         16.0%         17.8%
  Depreciation and amortization                                     $  2,080     $  2,027      $  3,262      $  3,588      $ 10,957
  Capital expenditures                                                   908        1,136         1,389         2,992         6,425

Company(1)
  Net sales                                                         $109,445     $109,927      $121,065      $134,262      $474,699
  Operating income(2)                                                 20,504       21,792        21,282        24,038        87,616
  Operating margin                                                      18.7%        19.8%         17.6%         17.9%         18.5%
  Depreciation and amortization(3)                                  $  4,677     $  4,547      $  5,706      $  5,742      $ 20,672
  Capital expenditures                                                 1,845        2,978         2,613         4,198        11,634

-----------------------------------------------------------------------------------------------------------------------------------

(1) In December 1997 IDEX announced its intention to divest the Strippit and Vibratech businesses. During the fourth quarter it also realigned the business units into two groups: the Pump Products and Engineered Equipment Groups. The financial statements and the group financial information have been reclassified to reflect Strippit and Vibratech as discontinued operations and IDEX's revised group reporting structure. The revenues from the discontinued operations amounted to $83.9 million and $87.9 million for the years ended December 31, 1997 and 1996, respectively.

(2) Group operating income excludes net unallocated corporate operating expenses.

(3) Excludes amortization of debt issuance expenses.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  IDEX Corporation



                            April 23, 1998    /s/ WAYNE P. SAYATOVIC
                                              --------------------------
                                                  Wayne P. Sayatovic
                                                  Senior Vice President-Finance
                                                  and Chief Financial Officer
                                                  (Principal Financial Officer)